UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2004

MSC INDUSTRIAL DIRECT CO., INC.
(Exact name of registrant as specified in its charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road Melville, NY		11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (516) 812-2000

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On March 30, 2004, the Registrant issued a press release announcing the declaration of a cash dividend on the common stock of the Registrant.  The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibits: 99.1 MSC Industrial Direct Co., Inc. Press Release, dated March 30, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

By:	/s/ Shelley Boxer
Name:	Shelley Boxer
Title:	Vice President, Finance

Date:    March 31, 2004